SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:

October 21, 2004
(Date of earliest event reported)

SYBASE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-19395	94-2951005
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Sybase Drive
Dublin, CA 94568
(Address of principal executive offices)

Registrant’s telephone number, including area code: (925) 236-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

      (a) On October 21, 2004, Sybase, Inc. issued a press release announcing its results for the three months ended September 30, 2004 (“Q3 2004 Release”), a copy of which is furnished as Exhibit 99.1 and incorporated herein by reference. As part of the Q3 2004 Release, Sybase presented certain financial information, including the following:

(1)	Reconciliation to Pro Forma Condensed Consolidated Statements of Operations (unaudited) for the three months ended September 30, 2004 and 2003, respectively

(2)	Reconciliation to Pro Forma Condensed Consolidated Statements of Operations (unaudited) for the nine months ended September 30, 2004 and 2003, respectively

(3)	Condensed Consolidated Balance Sheets as of September 30, 2004 and December 31, 2003, respectively

(4)	Condensed Consolidated Statements of Income Pro Forma without purchase accounting, cost of restructure, and stock compensation expense (unaudited) for the three months and nine months ended September 30, 2003 and 2004, respectively

(5)	Condensed Consolidated Statements of Income (unaudited) for the three months and nine months ended September 30, 2004 and 2003, respectively

(6)	Condensed Consolidated Statements of Cash Flows (unaudited) for the nine months ended September 30, 2004 and 2003, respectively

(7)	Consolidated Statement of Operations by Segment Pro Forma without purchase accounting, cost of restructure, and stock compensation expense for the three months ended September 30, 2004 (unaudited)

(8)	Consolidated Statement of Operations by Segment Pro Forma without purchase accounting, cost of restructure, and stock compensation expense for the nine months ended September 30, 2004 (unaudited)

(9)	Consolidated Statement of Operations by Segment for the three months ended September 30, 2004 (unaudited)

(10)	Consolidated Statement of Operations by Segment for the nine months ended September 30, 2004 (unaudited)

      (b) On the same date, the Company orally disclosed certain of the above-referenced pro forma and GAAP amounts, and provided pro forma and GAAP financial guidance for the three months and twelve months ending December 31, 2004 during a webcast and conference call meeting all of the following requirements:

(1)	The information was provided as part of a presentation that was complementary to and occurred within 48 hours of publication of the Q3 2004 Release;

(2)	The presentation was broadly accessible to the public by dial-in conference call and webcast;

(3)	The financial and other statistical information contained in the presentation was available on our external website together with information required under Section 244.100 of Regulation G at the time of the conference call and webcast; and

(4)	The presentation was announced by widely disseminated press release that included instructions as to when and how to access the presentation and the location on our website where the information would be available.

     (c) In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

      (c) Exhibits

Exhibit No.	Description

99.1	Press Release of Sybase, Inc. issued October 21, 2004

SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYBASE, INC.
Date: October 22, 2004	By:	/s/ TERESA D. CHUH ------------------------------ Name: Teresa D. Chuh Title: Vice President and Associate General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Sybase, Inc. issued October 21, 2004